UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2025

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information regarding the Restructuring Support Agreement (as defined below) set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.03.	Bankruptcy or Receivership.

Voluntary Petitions for Reorganization

On May 6, 2025 (the “Petition Date”), WW International, Inc. (the “Company”) and its subsidiaries WW North America Holdings, LLC, WW Canada Holdco, Inc., WW.com, LLC, W Holdco, Inc., WW Health Solutions, Inc., Weekend Health, Inc. and WW NewCo, Inc. (collectively, the “Company Subsidiary Parties” and together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”) that effectuates a financial restructuring of the Company’s secured debt (the “Financial Reorganization”). On the Petition Date, prior to commencing the Chapter 11 Cases, the Company commenced the solicitation of the Plan with a related disclosure statement (“Disclosure Statement”) and anticipates completing the solicitation during the Chapter 11 Cases. The Company has requested that the Court administer the Chapter 11 Cases jointly for administrative purposes only under the caption In re WW International, Inc., et al.

The Company filed customary first day motions with the Court to ensure its ability to continue operating in the ordinary course of business both domestically and internationally, including its authority to pay employee wages and benefits and vendors and suppliers in the ordinary course of business. The Plan and the “first day” relief anticipate that vendors and other unsecured creditors will be paid in full and in the ordinary course of business.

A copy of the Plan is attached to the Disclosure Statement included as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/weightwatchers. For copies of motions and orders filed with the Court and other documents related to the court supervised process, please visit https://restructuring.ra.kroll.com/weightwatchers.

Restructuring Support Agreement

In furtherance of the Financial Reorganization, on the Petition Date, prior to commencing solicitation of the Plan and prior to commencing the Chapter 11 Cases, the Company Parties entered into a restructuring support agreement (including a restructuring term sheet annexed thereto (the “Reorganization Term Sheet”) and together with all annexes and exhibits thereto, the “RSA”) with certain holders of, or investment advisors, sub-advisers or managers of discretionary accounts that hold, loans and/or revolving commitments (the “Credit Agreement Claims”) under the Company’s Credit Agreement (as defined below) and the Company’s 4.500% senior secured notes due 2029 (the “Senior Secured Notes Claims” and together with the Credit Agreement Claims, the “First Lien Claims”) (collectively, the “Initial Consenting Creditors” and, together with any subsequent holder, investment advisor, sub-adviser or manager that becomes a party to the RSA by joinder, the “Consenting Creditors”). As of the date of the RSA, the Initial Consenting Creditors hold, in aggregate, approximately 72% of the outstanding principal amount of the Company’s First Lien Claims.

Under the RSA, each Initial Consenting Creditor agreed to, among other things: (i) support the Financial Reorganization on the terms set forth in the RSA and vote or consent, to the extent applicable, and exercise any powers or rights available to it in favor of any matter necessary to implement such Financial Reorganization, (ii) vote to accept the Plan on a timely basis following commencement of the solicitation of the Plan, (iii) consummate the transactions contemplated by the Plan, the Disclosure Statement and the solicitation materials, (iv) cooperate with the Company Parties in taking all steps reasonably necessary to address any legal or structural impediment that arises that would prevent, hinder or delay the consummation of the Financial Reorganization, (v) notify counsel to the Company Parties as promptly as reasonably practicable of any material, uncured breach by such Consenting Creditor of any of its obligations, representations, warranties or covenants set forth in the RSA or the occurrence of an event giving rise to a right of termination under the RSA, and (vii) negotiate in good faith and use commercially reasonable efforts to execute and implement the documentation required pursuant to and consistent with the RSA.

1

Under the RSA, the Company Parties agreed to, among other things: (i) support, act in good faith, and take all reasonable actions necessary, or reasonably requested by the Required Consenting Creditors (as defined below), to implement and consummate the Financial Reorganization in accordance with the RSA, (ii) use commercially reasonable efforts to obtain all required permits, consents and other third-party approvals necessary or advisable for the implementation or consummation of the Financial Reorganization and (iii) negotiate in good faith and use commercially reasonable efforts to execute and implement the documentation required to consummate the Financial Reorganization as contemplated by the RSA.

Milestones

As described above, on the Petition Date, the Company Parties commenced the Chapter 11 Cases to implement the Plan. In addition to commencing the Chapter 11 Cases, pursuant to the RSA and the Reorganization Term Sheet, the Company Parties agreed to implement the Financial Reorganization specifically in accordance with the following milestones (the “Milestones”):

•

no later than 3 business days after the Petition Date, the Court shall have entered an interim order approving the use of cash collateral and an order approving the Disclosure Statement (solely with respect to (i) scheduling a combined hearing on the Disclosure Statement and the Confirmation Order (as defined below) and (ii) approving solicitation procedures);

•	no later than 30 days after the Petition Date, the Court shall have entered a final order approving the use of cash collateral;

•	no later than 42 days after the Petition Date, the Court shall have entered an order confirming the Plan (the “Confirmation Order”); and

•

no later than 7 days after entry of the Confirmation Order, the Financial Reorganization shall have been implemented and the date of effectiveness of the Plan (the “Plan Effective Date”) shall have occurred (the “Plan Outside Date”).

Termination

The RSA is terminable by the Required Consenting Creditors if certain events occur, including but not limited to: (i) any of the Milestones is not achieved, except where such Milestone has been waived or extended, or where the failure of such Milestone to be achieved is caused by, or results from, a material breach by the Consenting Creditors, (ii) the happening or existence of any event that would make any of the conditions precedent to the consummation of the Financial Reorganization as set forth in the RSA and the Plan incapable of being satisfied prior to the Plan Outside Date, (iii) without the prior written consent of the Consenting Creditors owning or controlling more than 50% of the aggregate principal amount of all First Lien Claims owned or controlled by all Consenting Creditors (the “Required Consenting Creditors”), any Company Party publicly announces, or communicates in writing to any other party, its intention not to support or pursue the Financial Reorganization, provides notice to the advisors of the Initial Consenting Creditors that it is exercising its rights to take or refrain from taking any action, the exercise of which would reasonably be expected to prevent the consummation of the Financial Reorganization or publicly announces, or communicates in writing to another party, that it intends to enter into, or has entered into, definitive documentation with respect to an alternative restructuring, (iv) the Plan Effective Date has not occurred by the Plan Outside Date (as such date may have been extended), or (v) the Court grants relief that is inconsistent with the RSA in any material respect. The RSA is terminable by the Company if certain events occur, including but not limited to, a breach of the terms of the RSA by the Consenting Creditors, such that the non-breaching Consenting Creditors own or control less than 66.67% of the aggregate principal amount of all outstanding First Lien Claims. The RSA automatically terminates on the Plan Effective Date. The RSA may be amended with the consent of the Company Parties and the Required Consenting Creditors.

Economic Recovery for Certain Holders

Pursuant to, and subject to the terms and conditions of, the RSA, on the Plan Effective Date:

•

each holder of First Lien Claims will receive its pro rata share of (i) $465 million of takeback debt (which may be in the form of senior secured term loans or senior secured notes, at the election of each holder), maturing five years after the Plan Effective Date, and (ii) 91% of the common equity of the reorganized Company, subject to dilution as described in the Reorganization Term Sheet for an equity incentive plan; provided that, the holders of First Lien Claims are entitled to 100% of the common equity of the reorganized Company, but have agreed to voluntarily reallocate 9% of the common equity of the reorganized Company to holders of the Company’s common stock and if any of the Milestones have not been met (other than as a result of the breach of the RSA by the Consenting Creditors), the holders of First Lien Claims will receive 100% of the common equity of the reorganized Company;

•

each holder of the Company’s common stock will receive its pro rata share of 9% of the common equity of the reorganized Company, subject to dilution as described in the Reorganization Term Sheet for an equity incentive plan; provided that if any of the Milestones have not been met (other than as a result of the breach of the RSA by the Consenting Creditors), the holders of First Lien Claims will receive 100% of the common equity of the reorganized Company and the 9% of the common equity of the reorganized Company shall be automatically forfeited to the holders of First Lien Claims; and

•

each holder of a general unsecured claim, including any trade payable, will not be impaired and will receive full payment on the Plan Effective Date or in the ordinary course of business in accordance with the terms of the transaction giving rise to such claim.

Certain other holders and creditors will receive treatment as detailed in the Reorganization Term Sheet.

The foregoing is a summary of the material terms of, and is qualified by, the RSA (including the Reorganization Term Sheet), a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default under the Company’s following debt instruments:

•

approximately $945.0 million of borrowings (plus any accrued but unpaid interest in respect thereof) under the credit agreement, dated as of April 13, 2021 (as amended from time to time, the “Credit Agreement”), among the Company, as borrower, the lenders party thereto, and Bank of America, N.A., as administrative agent and an issuing bank, relating to the Company’s term loan facility due April 13, 2028;

•

approximately $171.3 million of borrowings (plus any accrued but unpaid interest in respect thereof) under the Credit Agreement, relating to the Company’s revolving credit facility due April 13, 2026; and

•

approximately $500.0 million of aggregate principal amount (plus any accrued but unpaid interest in respect thereof) under the indenture, dated as of April 13, 2021 (as amended, supplemented or modified from time to time, the “Indenture” and, together with the Credit Agreement, the “Debt Instruments”), among the Company, the guarantors named therein and The Bank of New York Mellon, as trustee and notes collateral agent, relating to the Company’s 4.500% senior secured notes due 2029.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable without notice from the lenders or noteholders thereunder. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the commencement of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

Press Release

On May 6, 2025, the Company issued a press release announcing the filing of the Chapter 11 Cases and entry into the RSA. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Disclosure Statement

The Disclosure Statement in connection with the solicitation of the Plan was distributed to certain creditors of the Company immediately prior to the filing of the Chapter 11 Cases. A copy of the Disclosure Statement is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. This Current Report is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement.

Cleansing Material

The Company entered into confidentiality agreements (the “Confidentiality Agreements”) with the Consenting Creditors in order to engage in strategic discussions regarding the Company’s capital structure which ultimately led to the RSA. The Confidentiality Agreements require the Company to publicly disclose certain confidential information provided to such parties in connection with such discussions (the “Cleansing Material”) upon the occurrence of certain events. The Company is furnishing the Cleansing Material as Exhibit 99.3 in satisfaction of its obligations under the Confidentiality Agreements.

The Cleansing Material was prepared for purposes of discussion with parties to the Confidentiality Agreements and was not prepared with a view toward public disclosure. The Cleansing Material should not be relied upon to make an investment decision with respect to the Company nor as a prediction of future events. Neither the Company nor any of its affiliates or representatives or any third party has made or makes any representation to any person regarding the accuracy or completeness of the Cleansing Material, and none of them undertakes any obligation to update the Cleansing Material after May 6, 2025 or to reflect the occurrence of future events.

The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K (as to Exhibits 99.1, 99.2 and 99.3), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 7.01 and 9.01 (as to Exhibits 99.1, 99.2 and 99.3) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant loss on their investment if the Plan is confirmed.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Financial Reorganization described above, including the Company’s ability to complete the Financial Reorganization on the terms contemplated by the RSA and the Disclosure Statement, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Financial Reorganization. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Court of the Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, whether the Company’s members might lose confidence in the Company’s ability to reorganize its capital structure successfully and may seek to establish alternative commercial relationships as a result of the Chapter 11 Cases and uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated as of May 6, 2025, among the Company Parties and the Consenting Creditors

99.1	Disclosure Statement for the Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization, dated May 6, 2025

99.2	Press Release, dated as of May 6, 2025

99.3	Cleansing Material, dated as of May 6, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 7, 2025	WW INTERNATIONAL, INC.

	By:	/s/ Jacqueline Cooke
	Name:	Jacqueline Cooke
	Title:	Chief Legal and Administrative Officer and Secretary